REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2016
Redeemable Preferred Shares [Abstract]
REDEEMABLE PREFERRED SHARES
9.	REDEEMABLE PREFERRED SHARES

On November 15, 2011, the Company created one series of the 100,000,000 preferred shares it is authorized to issue, consisting of 25,000,000 shares, to be designated as Class A Preferred Shares.

During the year ended December 31, 2011, the Company completed a private placement with a company owned by the Company's President and Chief Executive Officer, consisting of the issuance of 1,000,000 Class A Preferred Shares at a price of $1.00 per Class A Preferred Share for gross proceeds of $1,000,000, and converted the principal amount of a debenture and accrued interest thereon to the related party, into an aggregate of 1,027,945 Class A Preferred Shares, at a conversion price of $1.00 per Class A Preferred Share.

As at December 31, 2015, the holder of the Class A Preferred Shares agreed to not exercise the retractable rights to have the Company redeem the Class A Preferred Shares, for the next two years.

On December 30, 2016, the Company amended the rights and restrictions of the Class A Preferred Shares to remove the redemption rights of the holder and revise the conversion rights. The principal terms of the Class A Preferred Shares are as follows:

Voting rights – The Class A Preferred Shares have voting rights (one vote per share) equal to those of the Company’s common shares.

Dividend rights – The Class A Preferred Shares carry a cumulative cash dividend of 10% of earnings before interest, tax, depreciation and amortization per annum. The accrued dividends payable are classified as interest expense in the statements of operations.

Conversion rights – The holders of the Class A Preferred Shares have the right to convert each Class A Preferred Share, from time to time, at the option of the holder, into three common shares of the Company.

Redemption rights - At any time, the Company may redeem the Class A Preferred Shares for an amount equal to $1.00 per share plus the amount of any accrued and unpaid dividends thereon.

The Company had originally classified the Class A Preferred Shares as a liability because they are redeemable beyond the control of the Company. As the modification of the Class A Preferred Shares added a substantive conversion option and removed the retractability feature, the Company has accounted for the modification as an extinguishment of the previous preferred stock and the issuance of new preferred stock.

The Company assessed the revised Class A Preferred Shares and concluded that they represented an equity host contract. The Company also concluded that conversion feature was clearly and closely related to the host contract and that the conversion feature was not beneficial. The Company also assessed the redemption option and concluded that it did not meet the definition of a derivative.

Finally, the Company concluded that as the Class A Preferred Shares were no longer redeemable at the option of the holder that they should be classified as permanent equity. The Company has determined that there was no difference between the fair value of the outstanding preferred shares and the modified preferred shares. Upon the modification, the Company has reclassified the outstanding preferred shares from debt to permanent equity.

On December 30, 2016, the Company converted $7,863,855 of amounts owed to related parties into 7,863,855 Class A Preferred Shares at a price of $1.00 per Class A Preferred Share.

Effective December 30, 2016, accrued dividends payable to a director and his related holding company were waived. The waiver was accepted by the Company’s Board of Directors as of December 30, 2016 such that the accrued dividends in the amount of $734,228 are discharged from the Company’s debt obligations. As such dividends were expensed, the Company has recaptured an equivalent amount of other income income in the amount of $734,228 effective December 30, 2016.